VAN KAMPEN UNIT TRUSTS, SERIES 776

                    Preferred Securities Portfolio, Series 20

                SUPPLEMENT TO THE PROSPECTUS DATED JULY 17, 2008

         Notwithstanding anything to the contrary in the prospectus, the securities of American International Group, Inc. have been liquidated from the trust set forth above due to serious adverse credit factors.

Supplement Dated: September  16, 2008